RBC FUNDS TRUST

Access Capital Community Investment Fund

Supplement dated September 26, 2012 to the
Prospectus (“Prospectus”) dated November 23, 2011

This Supplement provides additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

Effective October 29, 2012, the “Portfolio Managers” sections on pages 7 and 18 of the Prospectus are deleted and replaced respectively with the following:

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Brian Svendahl, Managing Director and Senior Portfolio Manager of the Advisor, has been a Portfolio Manager of the Fund, and its predecessor, since 2006.
•	Scott Kirby, Portfolio Manager of the Advisor, has been a Portfolio Manager of the Fund since 2012.

Portfolio Managers

The Advisor is responsible for the overall management of the Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Fund’s portfolio. The individuals primarily responsible for the day-to-day management of the Fund’s portfolio are set forth below:

Portfolio Manager Name	Title	Role on Fund Since[1]	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years

Brian Svendahl	Managing Director, Senior Portfolio Manager	Co-Portfolio Manager on Fund since 10/2012; Portfolio Manager on Fund 9/2012 to 10/2012; Co-Portfolio Manager on Fund 10/2006 to 8/2012	20 years	BS, University of Minnesota; BBA and MBA, University of Minnesota, Carlson School of Management; CFA Member	Managing Director and Senior Portfolio Manager at the Advisor since 2004; Risk Manager and Senior Vice President, Wells Fargo Brokerage Services, LLC, 2000-2005

Scott Kirby	Portfolio Manager	Co-Portfolio Manager on Fund since 10/2012	26 years	BS, University of Minnesota; MBA, University of Minnesota, Carlson School of Management	Manager of Investments, Northwest Area Foundation, 2010-2012;Vice President, Sector Leader – Structured Assets, Ameriprise Financial/RiverSource Investments, 2003-2008

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage will be available in the Fund’s SAI.

1 This information reflects the role of the portfolio managers of the Fund and the predecessor fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE